UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 29, 2004

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Item 12.                               Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of La Quinta Corporation and La Quinta Properties, Inc., dated July 29, 2004, reporting their results of operations for the second quarter ended June 30, 2004.

The information, including the exhibit attached hereto, in this joint current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this joint current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004	LA QUINTA CORPORATION

	By:	/s/	David L. Rea
David L. Rea
Executive Vice President and
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: July 29, 2004	LA QUINTA PROPERTIES, INC.

	By:	/s/	David L. Rea
David L. Rea
Executive Vice President and
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1                           Press release of La Quinta Corporation and La Quinta Properties, Inc., dated July 29, 2004, reporting their results of operations for the second quarter ended June 30, 2004.